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[PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                                  APPENDIX A-5

                                    PRODUCTS


Product Name:     HOT DOG EXPRESS, Part # RG-99

Product Description: Kitchen Appliance that mainly cooks Hot Dogs

Projected Units Sold next 24 months: XXXXXX

Manufacturer:     CirTran-Asia

Sub-Manufacturer: Jion Loen Enterprise Co., Ltd.
                  Civil Industries Ltd.
                  Zhejiang Hengtai Machinery Manufacturing Co., Ltd.

Marketing Partner Contact Info:     EMSON PRODUCTS, INC.

Current Sale Price: $XXXXXX USD - CIRTRAN-ASIA

Current Cost to Manufacturer:       $ XXXXXX USD

Total Tooling/Development Costs:    $100,000 USD

Gross Profit Margin Per Unit - $2.50

CirTran-Asia               $ 0.65 USD
Charles Ho                 $ 1.85 USD

Hot Dog Express Stock Option Schedule

Upon full execution of this Agreement, Cirtran's parent CirTran Corporation will issue the following options to purchase restricted common stock:

                   Charles Ho                700,000 shares
                   Michael Casey             300,000 shares

These initial options will vest and be exercisable only after Cirtran has sold 300,000 HOT DOG EXPRESS units. The options will be exercisable at $.06 per share after vesting. The options will expire and will no longer be exercisable on the date one year after the date hereof.

In addition, for each whole multiple of 100,000 HOT DOG units sold by Cirtran during the first 24 months of this Agreement in excess of the initial 300,000 units, CirTran Corporation will grant each Charles Ho and Michael Casey an option to purchase 100,000 shares. Each such additional option will be exercisable for a period of 12 months at an exercise price equal to the fair market value of CirTran Corporation stock on the date of grant (i.e. the mean between the high bid and low asked prices for the stock for the date of determination).

As a condition to grant of the options, each option holder will be required to make standard investment representations to CirTran Corporation.

[XXXXX - REDACTED PURSUANT TO REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.]


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